                                   EXHIBIT 14
                                   ----------


                               POWERS OF ATTORNEY

                               POWER OF ATTORNEY
                                WITH RESPECT TO
                    ATLAS PORTFOLIO BUILDER VARIABLE ANNUITY


Know all men by these presents that Patrick S. Baird, whose signature appears below, constitutes and appoints Brenda K. Clancy and Craig D. Vermie, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto for the Atlas Portfolio Builder Variable Annuity, and to file the same,

with exhibits thereto and other documents in connection therewith, with the

Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute, may do or cause to be done by virtue hereof.

                                        /s/ Patrick S. Baird
                                        ------------------------
                                        Patrick S. Baird
                                        Director
                                        PFL Life Insurance Company

April 25, 1997
-------------------
Date

                               POWER OF ATTORNEY
                                WITH RESPECT TO
                    ATLAS PORTFOLIO BUILDER VARIABLE ANNUITY


Know all men by these presents that Craig D. Vermie, whose signature appears below, constitutes and appoints Brenda K. Clancy and Craig D. Vermie, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto for the Atlas Portfolio Builder Variable Annuity, and to file the same,

with exhibits thereto and other documents in connection therewith, with the

Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute, may do or cause to be done by virtue hereof.

                                     /s/ Craig D. Vermie
                                     -----------------------
                                     Craig D. Vermie
                                     Director
                                    PFL Life Insurance Company

April 25, 1997
------------------
Date

                               POWER OF ATTORNEY
                                WITH RESPECT TO
                    ATLAS PORTFOLIO BUILDER VARIABLE ANNUITY


Know all men by these presents that William L. Busler, whose signature appears below, constitutes and appoints Brenda K. Clancy and Craig D. Vermie, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto for the Atlas Portfolio Builder Variable Annuity, and to file the same,

with exhibits thereto and other documents in connection therewith, with the

Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute, may do or cause to be done by virtue hereof.

                                       /s/ William L. Busler
                                       -------------------------
                                       William L. Busler
                                       Director
                                       PFL Life Insurance Company

April 25, 1997
-------------------
Date

                               POWER OF ATTORNEY
                                WITH RESPECT TO
                    ATLAS PORTFOLIO BUILDER VARIABLE ANNUITY


Know all men by these presents that Patrick E. Falconio, whose signature appears below, constitutes and appoints Brenda K. Clancy and Craig D. Vermie, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto for the Atlas Portfolio Builder Variable Annuity, and to file the same,

with exhibits thereto and other documents in connection therewith, with the

Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute, may do or cause to be done by virtue hereof.

                                        /s/ Patrick E. Falconio
                                        ---------------------------
                                        Patrick E. Falconio
                                        Director
                                        PFL Life Insurance Company

April 25, 1997
------------------
Date

                               POWER OF ATTORNEY
                                WITH RESPECT TO
                    ATLAS PORTFOLIO BUILDER VARIABLE ANNUITY


Know all men by these presents that Douglas C. Kolsrud, whose signature appears below, constitutes and appoints Brenda K. Clancy and Craig D. Vermie, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto for the Atlas Portfolio Builder Variable Annuity, and to file the same,

with exhibits thereto and other documents in connection therewith, with the

Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute, may do or cause to be done by virtue hereof.

                                      /s/ Douglas C. Kolsrud
                                      ----------------------
                                      Douglas C. Kolsrud
                                      Director
                                      PFL Life Insurance Company

April 25, 1997
------------------
Date

                               POWER OF ATTORNEY
                                WITH RESPECT TO
                    ATLAS PORTFOLIO BUILDER VARIABLE ANNUITY


Know all men by these presents that Robert J. Kontz, whose signature appears below, constitutes and appoints Brenda K. Clancy and Craig D. Vermie, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto for the Atlas Portfolio Builder Variable Annuity, and to file the same,

with exhibits thereto and other documents in connection therewith, with the

Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute, may do or cause to be done by virtue hereof.

                                    /s/ Robert J. Kontz
                                    ------------------------
                                    Robert J. Kontz
                                    Vice President and Corporate Controller
                                    PFL Life Insurance Company


April 25, 1997
-------------------
Date

                               POWER OF ATTORNEY
                                WITH RESPECT TO
                    ATLAS PORTFOLIO BUILDER VARIABLE ANNUITY


Know all men by these presents that Brenda K. Clancy, whose signature appears below, constitutes and appoints Brenda K. Clancy and Craig D. Vermie, and each of them, her attorneys-in-fact, each with the power of substitution, for her in any and all capacities, to sign any registration statements and amendments thereto for the Atlas Portfolio Builder Variable Annuity, and to file the same,

with exhibits thereto and other documents in connection therewith, with the

Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute, may do or cause to be done by virtue hereof.

                                    /s/  Brenda K. Clancy
                                    ---------------------------
                                    Brenda K. Clancy
                                    Treasurer
                                    PFL Life Insurance Company

April 25, 1997
------------------
Date